Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Loar Holdings Inc., and further agree to the filing, furnishing, and/or incorporation by reference of this Joint Filing Agreement (this “Agreement”) as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: November 12, 2024

GSO CAPITAL OPPORTUNITIES FUND III LP
By: GSO Capital Opportunities Associates III LLC, its general partner
By: GSO Holdings I L.L.C., its managing member

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

BLACKSTONE PRIVATE CREDIT FUND
By: Blackstone Credit BDC Advisors LLC, its investment manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

BCRED TWIN PEAKS LLC
By: Blackstone Private Credit Fund, its sole member
By: Blackstone Credit BDC Advisors LLC, its investment manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO BARRE DES ECRINS MASTER FUND SCSP
By: Blackstone Europe Fund Management S.a r.l, its manager
By: Blackstone Alternative Credit Advisors LP, its investment manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO ORCHID FUND LP
By: GSO Orchid Associates LLC, its general partner
By: GSO Holdings III L.L.C., its sole member

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO CAPITAL OPPORTUNITIES ASSOCIATES III LLC
By: GSO Holdings I L.L.C., its managing member

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO HOLDINGS I LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

BLACKSTONE CREDIT BDC ADVISORS LLC

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

BLACKSTONE ALTERNATIVE CREDIT ADVISORS LP

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO ORCHID ASSOCIATES LLC
By: GSO Holdings III L.L.C., its sole member

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

GSO HOLDINGS III L.L.C.

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Senior Managing Director

BLACKSTONE EUROPE FUND MANAGEMENT S.À R.L

By:	/s/ Kim Percy
Name:	Kim Percy
Title:	Manager

By:	/s/ William Gilson
Name:	William Gilson
Title:	Manager

GSO ADVISOR HOLDINGS L.L.C.
By: Blackstone Holdings I L.P., its sole member
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS I L.P.
By: Blackstone Holdings I/II GP L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS I/II GP L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS IV, L.P.
By:	Blackstone Holdings IV GP L.P., its general partner
By:	Blackstone Holdings IV GP Management (Delaware) L.P., its general partner
By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS IV GP L.P.
By:	Blackstone Holdings IV GP Management (Delaware) L.P., its general partner,
By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS IV GP MANAGEMENT (DELAWARE) L.P.
By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE HOLDINGS IV GP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE INC.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman